UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 28, 2012

ALEXANDER’S, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-06064	No. 51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

210 Route 4 East Paramus, New Jersey	07652
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 587-8541

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.            Completion of Acquisition or Disposition of Assets.

On November 28, 2012, Alexander’s Kings Plaza LLC, Alexander’s of Kings LLC and Kings Parking LLC, indirect wholly-owned subsidiaries of Alexander's, Inc. (collectively, the “Contributors”) contributed, pursuant to a Contribution Agreement (the “Agreement”), their interests in the 1.2 million square foot Kings Plaza Regional Shopping Center, Brooklyn, New York, to Brooklyn Kings Plaza, LLC, a wholly owned subsidiary of The Macerich Company, (the “Contributee”).  Pursuant to the Agreement, the Contributors received aggregated consideration of $751 million, comprised of $721 million in cash and $30 million in common shares of the Contributee.

Item 7.01.            Regulation FD Disclosure.

    On November 30, 2012, Alexander’s, Inc. (the “Company”) issued a press release announcing the completion of the sale of the Kings Plaza Mall and the declaration of a special long-term capital gain dividend in connection therewith.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

               In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.            Financial Statements and Exhibits.

         (b)              Pro Forma Financial Information

                The following unaudited pro forma financial information to give effect to the disposition is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

•         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012;

•         Unaudited Condensed Consolidated Statements of Income for the Nine Months Ended September 30, 2012 and 2011;

•         Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2011;

•         Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2010;

•         Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2009;

         (d)              Exhibits

99.1      Press Release of Alexander’s, Inc. dated November 30, 2012.

99.2      (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012, (ii) Unaudited Condensed Consolidated Statements of Income for the Nine Months Ended September 30, 2012 and 2011, and (iii) Unaudited Pro Forma Condensed Consolidated Statements of Income for each of the three years in the period ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President and Chief Financial Officer

Date: December 4, 2012

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